                       THE DFA INVESTMENT TRUST COMPANY

                         THE U.S. LARGE COMPANY SERIES














                                 ANNUAL REPORT







                      Ten Months Ended September 30, 1996
                                  (Unaudited)

                         Year Ended November 30, 1995

--------------------------------------------------------------------------------
TABLE OF CONTENTS                           THE DFA INVESTMENT TRUST COMPANY
--------------------------------------------------------------------------------

                                                               Page

            Statements of Net Assets.............................X

            Statements of Operations.............................X

            Statements of Changes in Net Assets..................

            Financial Highlights.................................X

            Notes to Financial Statements........................X







This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                       THE DFA INVESTMENT TRUST COMPANY
                           STATEMENTS OF NET ASSETS
                         THE U.S. LARGE COMPANY SERIES

                                                                SEPTEMBER 30, 1996            NOVEMBER 30, 1995
                                                                ------------------            -----------------
                                                                    (Unaudited)

                                                                SHARES      VALUE+            SHARES      VALUE+
                                                                ------      ------            ------     -------
COMMON STOCKS - (99.7% and 99.50%, respectively)

 AMP, Inc.........................................              16,904  $  655,030             4,640    $186,180
 AMR Corp.........................................               6,900     549,413 *           1,800     137,925  *#
 AON Corp.........................................               8,250     447,563                 -           -
 AT & T Corp......................................             124,939   6,528,063            34,219   2,258,454
 Abbott Laboratories..............................              60,500   2,979,625            17,100     694,687
 Advanced Micro Devices, Inc......................              10,500     154,875 *           2,300      47,150
 Aetna, Inc.......................................              11,537     811,916             2,500     183,438
 Ahmanson (H.F.) & Co.............................               8,800     246,400             2,500      66,875  #
 Air Products & Chemicals, Inc....................               8,500     495,125             2,500     138,750
 Airtouch Communications, Inc.....................               38,300  1,058,038 *          10,700     311,637  *
 Alberto-Culver Co. Class B.......................               2,100      91,088               200       6,450
 Albertson's Inc..................................              19,500     821,438             5,500     169,125
 Alcan Aluminum, Ltd..............................              17,500     525,000             4,900     162,312
 Alco Standard Corp...............................               9,800     488,775             2,200      95,700
 Alexander & Alexander Services, Inc..............               3,500      58,188               900      19,687
 Allegheny Teledyne, Inc..........................              13,600     307,700 *               -           -
 Allergan, Inc....................................               4,900     186,813             1,200      37,200
 AlliedSignal, Inc................................              21,900   1,442,663             6,100     288,225
 Allstate Corp....................................              34,227   1,685,680             9,838     403,357
 Alltel Corp......................................              14,500     404,188             4,200     123,900
 Aluminium Co. of America.........................              13,700     808,300             3,800     222,300
 Alza Corp........................................               6,400     172,000 *           1,600      36,800  *
 Amdahl Corp......................................               9,100      85,881 *           2,600      24,700  *
 Amerada Hess Corp................................               7,100     375,413             2,100      99,750  #
 American Brands, Inc.............................              13,600     574,600             4,200     175,350
 American Electric Power Co., Inc.................              14,500     589,063             4,100     154,262
 American Express Co..............................              37,400   1,729,750            10,500     446,250
 American General Corp............................              16,100     607,775             4,500     152,437  #
 American Greetings Corp. Class A.................               5,700     163,519             1,600      43,700
 American Home Products Corp......................              49,300   3,142,875             6,600     602,250
 American International Group, Inc................              36,362   3,663,472            10,300     924,425
 American Stores Co...............................              11,500     460,000             3,300      86,625
 Ameritech Corp...................................              42,900   2,257,613            12,000     660,000
 Amgen, Inc.......................................              20,600   1,301,663 *           5,600     278,250  *
 Amoco Corp.......................................              38,400   2,707,200            10,800     731,700
 Andrew Corp......................................               4,562     227,530 *             750      32,531  *
 Anheuser-Busch Companies, Inc....................              39,200   1,474,900             5,400     357,750
 Apple Computer, Inc..............................               9,700     215,219             2,600      99,287
 Applied Materials, Inc...........................               14,000    387,625 *           4,000     194,250  *
 Archer-Daniels Midland Co........................              42,178     811,927            11,692     201,687
 Armco, Inc.......................................               8,200      36,900 *           2,300      13,225  *
 Armstrong World Industries, Inc..................               2,800     174,650               900      53,887

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THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)


                                                   SEPTEMBER 30, 1996           NOVEMBER 30, 1995
                                                   ------------------           -----------------
                                                     (Unaudited)

                                                   SHARES      VALUE+           SHARES    VALUE+
                                                   ------      ------           ------   -------
 Asarco, Inc.........................               3,450  $   91,856            1,100  $ 38,912
 Ashland, Inc........................               4,900     194,775            1,400    48,825
 Atlantic Richfield Co...............              12,300   1,568,250            3,500   379,313
 Autodesk, Inc.......................               3,600      93,375            1,200    42,450
 Automatic Data Processing, Inc......              22,400     977,200            3,100   246,837
 Avery Dennison Corp.................               4,000     222,000            1,200    57,150
 Avon Products, Inc..................              10,500     521,063            1,400   101,675
 Baker Hughes, Inc...................              10,900     331,088            3,100    63,162
 Ball Corp...........................               2,400      58,800              600    17,175
 Bally Entertainment Corp............               3,800     107,825 *           1,200   14,550  *
 Baltimore Gas & Electric Co.........              11,350     296,519             3,050   81,206  #
 Banc One Corp.......................              34,711   1,423,151            8,502   324,139
 Bank of Boston Corp.................              12,100     700,288            2,400   111,300
 Bank of New York Co., Inc...........              30,000     881,250            4,000   188,500
 BankAmerica Corp....................              28,168   2,313,297            8,156   518,926
 Bankers Trust New York Corp.........               6,100     479,613            1,800    16,775
 Bard (C.R.), Inc....................               4,400     136,950            1,300    37,537
 Barnett Banks, Inc..................              14,400     486,000            2,200   132,275
 Barrick Gold Corp...................              27,500     690,938            7,800   205,725
 Battle Mountain Gold Co.............              17,400     134,850                -         -
 Bausch & Lomb, Inc..................               4,400     161,700            1,400    50,575
 Bay Networks, Inc...................              14,400     392,400 *              -         -
 Baxter International, Inc...........              21,000     981,750            6,100   256,200
 Becton Dickinson & Co...............               9,800     433,650            1,600   111,600
 Bell Atlantic Corp..................              33,700   2,017,788            9,500   598,500
 Bellsouth Corp......................              77,200   2,856,400           21,600   839,700
 Bemis Co., Inc......................               4,100     138,888            1,300    33,962
 Beneficial Corp.....................               4,300     247,250            1,200    60,900
 Bethlehem Steel Corp................               8,700      87,000 *          2,500    35,000  *
 Beverly Enterprises.................               7,700      83,738 *          2,000    23,250  *
 Biomet, Inc.........................               8,900     144,625 *          2,500    46,094  *
 Black & Decker Corp.................               6,800     282,200            2,000    74,750
 Block (H.&R.), Inc..................               7,900     235,025            2,400   106,800
 Boatmen's Bancshares, Inc...........              12,300     686,494            2,800   108,150
 Boeing Co...........................              27,200   2,570,400            7,400   539,275
 Boise Cascade Corp..................               3,900     132,600            1,200    44,700
 Boston Scientific Corp..............                13,600   782,000 *          3,300   133,650  *
 Briggs & Stratton Corp..............               2,300     102,063              800    33,300
 Bristol Myers Squibb Co.............              38,900   3,748,988           11,000   882,750
 Brown Group, Inc....................                   -           -              400     5,600
 Brown-Forman Corp. Class B..........               5,300     207,363              900    34,312
 Browning-Ferris Industries, Inc.....              16,500     412,500            4,700   141,587
 Brunswick Corp......................               7,500     180,000            2,200    47,025
 Burlington Northern Santa Fe Corp...              11,637     981,872            3,089   249,051

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)


                                                          SEPTEMBER 30, 1996               NOVEMBER 30, 1995
                                                          ------------------               -----------------
                                                              (Unaudited)

                                                           SHARES      VALUE+              SHARES     VALUE+
                                                           ------      ------              ------    -------
 Burlington Resources, Inc...................               9,900  $  439,313               2,800   $107,800
 CIGNA Corp..................................               5,800     695,275               1,700    187,000
 CPC International, Inc......................              11,100     831,113               3,100    213,125
 CSX Corp....................................              16,400     828,200               2,200    192,775
 CUC International, Inc......................              19,100     761,613 *             3,800    144,400  *
 Cabletron Systems, Inc......................               5,800     395,850 *             1,500    124,500  *
 Caliber Systems, Inc........................               2,900      46,763                   -          -
 Campbell Soup Co............................              19,300   1,505,400               5,500    307,312
 Capital Cities ABC, Inc.....................                   -           -               3,300    407,962
 Carolina Power & Light Co...................              11,600     400,200               3,400    111,775
 Case Corp...................................               5,700     277,875                   -          -
 Caterpillar, Inc............................              15,100   1,138,163               4,400    270,050
 Centex Corp.................................               2,300      75,038                 800     26,300
 Central & South West Corp...................              16,200     421,200               4,100    110,187
 Ceridian Corp...............................               5,200     260,000 *               800     33,600
 Champion International Corp.................               7,300     334,888               2,100     98,962
 Charming Shoppes, Inc.......................               8,000      47,750 *             2,200      5,156
 Chase Manhattan Corp........................              33,996   2,723,930               3,700    225,238
 Chemical Banking Corp.......................                   -           -               5,298    317,880
 Chevron Corp................................              50,800   3,181,350              14,100    696,187
 Chrysler Corp...............................              57,600   1,648,800               8,400    435,750
 Chubb Corp..................................              13,700     630,200               2,000    194,500
 Cincinnati Milacron, Inc....................               3,100      58,513                 600     15,675
 Cinergy Corp................................              12,293     379,546               3,418    100,831
 Circuit City Stores, Inc....................               7,400     267,325               2,200     63,800
 Cisco Sytems, Inc...........................              50,000   3,103,125 *             5,900    496,706  *
 Citicorp....................................              37,400   3,389,375               9,000    636,750
 Clorox Co...................................               4,100     393,088               1,100     83,325
 Coastal Corp................................               8,050     332,063               2,200     73,150
 Coca-Cola Co................................             193,300   9,834,138              27,300  2,067,975  #
 Colgate-Palmolive Co........................              11,200     973,000               3,000    219,750
 Columbia Gas System, Inc....................               4,200     235,200               1,000     43,250  *
 Columbia/HCA Healthcare Corp................              34,455   1,959,628 #             9,455    488,114
 Comcast Corp. Class A Special...............              18,550     286,366               4,200     82,687
 Comerica, Inc...............................               8,900     458,350                   -          -
 Community Psychiatric Centers...............               3,538      33,169 *               900     10,012
 Compaq Computer Corp........................              20,700   1,327,388 *             5,700    282,150  *
 Computer Associates International, Inc......              27,975   1,671,506               5,250    343,875
 Computer Sciences Corp......................               5,700     438,188 *             1,300     94,575  *
 Conagra, Inc................................              18,850     928,363               5,350    213,331
 Conrail, Inc................................               6,000     434,250               1,700    118,787
 Consolidated Edison Co. of  New York, Inc...              18,200     505,050               5,100    147,262
 Consolidated Freightways, Inc...............               3,500      85,750                 800     21,000
 Consolidated Natural Gas Co.................               7,100     380,738               2,000     88,750
 Cooper Industries, Inc......................               8,200     354,650               2,300     83,950

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)


                                                         SEPTEMBER 30, 1996         NOVEMBER 30, 1995
                                                         ------------------         -----------------
                                                             (Unaudited)

                                                         SHARES     VALUE+             SHARES   VALUE+
                                                         ------     ------             ------   -------
 Cooper Tire & Rubber Co..................                6,600  $ 142,725              1,800 $ 44,325
 Coors (Adolph) Co. Class B...............                3,100     68,006              1,000   20,375
 Corestates Financial Corp................               17,200    743,900              3,000  116,250
 Corning, Inc.............................               17,900    698,100              4,900  147,612
 Crane Co.................................                2,400    106,500                500   17,062
 Cray Research, Inc.......................                    -          -                500   12,000  *
 Crown Cork & Seal Co., Inc...............                9,800    452,025              1,900   79,562  *
 Cummins Engine Co., Inc..................                3,300    129,938                700   27,475  #
 Cyprus Amax Minerals Co., Inc............                7,250    155,875              2,100   57,750
 DSC Communications Corp..................                9,000    226,688 *            2,500   98,906  *
 DTE Energy Co............................               11,200    313,600                  -        -
 Dana Corp................................                8,000    242,000              2,100   61,425
 Darden Restaurants, Inc..................               12,300    106,088 *            3,400   39,525
 Data General Corp........................                3,100     43,400 *            1,000   12,125  *
 Dayton-Hudson Corp.......................               16,800    555,400              1,700  123,462
 Dean Witter, Discover & Co...............               12,977    713,735              3,566  181,866
 Deere & Co...............................               20,300    852,600              5,700  187,387
 Dell Computer Corp.......................                7,000    544,250 *                -        -
 Delta Air Lines, Inc.....................                6,100    439,200              1,000   77,625
 Deluxe Corp..............................                6,300    237,825              1,600   44,200
 Detroit Edison Co........................                    -          -              3,200  104,400  #
 Dial Corp................................                    -          -              2,100   56,700
 Digital Equipment Corp...................               11,700     418,275 *           3,200  188,400  *
 Dillard Department Stores, Inc. Class A..                8,900     287,025             2,300   66,412
 Disney (Walt) Co.........................               52,800   3,346,200            11,200  673,400  #
 Dominion Resources, Inc. VA..............               13,800     520,950             3,850  152,556
 Donnelley (R.R.) & Sons Co...............               11,800     380,550             3,300  126,637
 Dover Corp...............................                8,700    415,425               2,400  93,300
 Dow Chemical Co..........................               19,400  1,556,850               5,800 411,075
 Dow Jones & Co., Inc.....................                7,400    273,800               1,900  72,913
 Dresser Industries, Inc..................               13,900    413,525               3,900  92,137
 DuPont (E.I.) de Nemours & Co............               43,300  3,821,225              12,000 798,000
 Duke Power Co............................               15,900    741,338              4,500  201,937
 Dun & Bradstreet Corp....................               13,000    775,125              3,800  237,025
 E G & G, Inc.............................                3,700     66,138              1,300   25,025
 EMC Corp. MA.............................               17,900    404,988  *               -        -
 Eastern Enterprises......................                1,700     64,175                300     9,750
 Eastman Chemical Co......................                6,050    353,169              1,625   106,641
 Eastman Kodak Co.........................               26,700  2,095,950              7,400   503,200
 Eaton Corp...............................                5,900    356,213              1,800    98,100
 Echlin, Inc..............................                4,700    147,463              1,400    51,100
 Echo Bay Mines, Ltd......................               10,900     96,056              2,500    25,937
 Ecolab, Inc..............................                5,100    172,125              1,300    37,375
 Edison International.....................               34,200    611,325                  -         -
 Emerson Electric Co......................               17,400  1,568,175              4,900   382,200
 Engelhard Corp...........................               11,074    254,702              3,037    70,990

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)

                                                    SEPTEMBER 30, 1996               NOVEMBER 30, 1995
                                                    ------------------               -----------------
                                                        (Unaudited)

                                                      SHARES       VALUE+            SHARES      VALUE+
                                                      ------       ------            ------     -------
 Enron Corp.............................              19,400  $   790,550             5,500  $  206,250
 Enserch Corp...........................               5,200      108,550             1,500      23,250
 Entergy Corp...........................              17,700      477,900             4,800     133,800
 Exxon Corp.............................              96,100    8,000,325            26,900   2,081,387
 FMC Corp...............................               2,800      190,050 *             600      44,325  *
 FPL Group, Inc.........................              14,300      618,475             4,000     173,500
 Federal Express Corp...................               4,400      348,700 *           1,100      82,225  *
 Federal Home Loan Mortgage Corp........              13,900    1,360,463             3,800     292,600
 Federal National Mortgage Association..              84,600    2,950,425             6,000     657,000
 Federal Paper Board Co., Inc...........                   -            -             1,000      52,000
 Federated Department Stores, Inc.......              16,100      539,350 *           3,900     113,587  *#
 Fifth Third Bancorp....................               7,800      453,375                 -           -
 First Bank System, Inc.................              10,800      722,250             2,900     149,712
 First Chicago NBD Corp.................              24,393    1,103,783 #           1,800     125,100
 First Data Corp........................              17,300    1,412,113             2,500     177,500  #
 First Fidelity Bancorp.................                   -            -             1,600     117,400
 First Interstate Bancorp...............                   -            -             1,500     201,000
 First Union Corp.......................              22,040    1,471,170             3,600     196,650
 Fleet Financial Group, Inc.............              20,364      906,198             3,200     133,600
 Fleetwood Enterprises, Inc.............               2,600       79,950               800      19,200
 Fleming Companies, Inc.................               2,800       48,650               900      20,812
 Fluor Corp.............................               6,400      393,600             1,800     117,000
 Ford Motor Co..........................              91,800    2,868,750            23,300     658,225
 Foster Wheeler Corp....................               3,250      142,188               600      23,700
 Freeport McMoran Copper & Gold, Inc.
  Class B...............................              14,900     465,625              3,000      81,375  *
 Fruit of The Loom, Inc. Class A........               5,800     179,800  *           1,300      25,187  *
 GPU, Inc...............................               9,200      282,900                 -           -
 GTE Corp...............................              75,200    2,895,200            21,000     895,125
 Gannett Co., Inc.......................              11,000      774,125             2,900     176,900
 Gap, Inc...............................              22,300      643,913             3,000     135,750
 General Dynamics Corp..................               4,800      330,600             1,200      71,550
 General Electric Co....................             128,200   11,666,128            36,400   2,447,900
 General Instrument Corp................               9,880      244,530 *               -           -
 General Mills, Inc.....................              12,200      736,575             3,400     187,425
 General Motors Corp....................              58,700    2,817,600            16,100     780,850
 General Public Utilities Corp..........                   -            -             2,400      75,900
 General RE Corp........................               6,200      878,850             1,900     284,287
 General Signal Corp....................               3,800      167,200             1,200      38,700
 Genuine Parts Co.......................               9,550      417,813             2,550     102,956
 Georgia-Pacific Corp...................               7,000      553,875             2,000     155,500
 Giant Food, Inc. Class A...............               4,600      156,400             1,400      45,150
 Giddings & Lewis, Inc..................               2,750       32,313               900      14,119
 Gillette Co............................              34,700    2,502,738             9,700     503,187
 Golden West Financial Corp.............               4,700      274,363             1,200      61,350
 Goodrich (B.F.) Co.....................               4,100      185,013               500      35,062
 Goodyear Tire & Rubber Co..............              12,100      558,113             3,400     144,075
 Grace (W.R.) & Co......................               7,500      562,500             2,200     133,650

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)

                                                          SEPTEMBER 30, 1996            NOVEMBER 30, 1995
                                                          ------------------            -----------------
                                                              (Unaudited)

                                                          SHARES     VALUE+             SHARES     VALUE+
                                                          ------     ------             ------    -------
 Grainger (W.W.), Inc.......................               4,100   $288,025              1,000    $66,875
 Great Atlantic & Pacific Tea Co., Inc......               3,000     77,625                700     15,312
 Great Lakes Chemical Corp..................               4,900    279,300              1,500    106,687
 Great Western Financial Corp...............              10,600    280,900              3,000     76,500
 Green Tree Financial Corp..................              10,500    412,125                  -          -
 HFS, Inc...................................               9,200    615,250 *                -          -
 Halliburton Co.............................               9,000    464,625              2,400    104,100
 Handleman Co...............................                   -          -                600      3,750
 Harcourt General, Inc......................               5,623    310,671              1,423     57,276
 Harland (John H.) Co.......................               2,450     73,500                500     10,312
 Harnischfeger Industries, Inc..............               3,676    138,769                900     30,488
 Harrahs Entertainment, Inc.................               8,000    149,000              2,200     54,725  *
 Harris Corp................................               3,000    195,375                700     40,337
 Hasbro, Inc................................               6,650    246,881              1,750     53,375
 Heinz (H.J.) Co............................              28,450    960,188              8,100    258,188
 Helmerich & Payne, Inc.....................               2,000     87,250                400     10,900
 Hercules, Inc..............................               8,300    454,425              2,300    126,212
 Hershey Foods Corp.........................              11,800    592,950              1,700    104,975
 Hewlett-Packard Co.........................              79,100  3,856,125             11,000    911,625
 Hilton Hotels Corp.........................              15,200    431,300              1,000     64,625
 Home Depot, Inc............................              37,248  2,118,480             10,366    459,991
 Homestake Mining Co........................              11,300    165,263              2,900     47,850
 Honeywell, Inc.............................               9,700    612,313              2,900    138,112
 Household International, Inc...............               7,400    608,650              2,200    137,500
 Houston Industries, Inc....................              20,300    449,138              2,900    132,675
 Humana, Inc................................              12,400    251,100 *                -          -
 ITT Corp...................................               9,200    401,350 *            2,500    306,563
 ITT Hartford Group, Inc....................               9,200    542,800                  -          -
 ITT Industries, Inc........................               9,000    217,125                  -          -
 Illinois Tool Works, Inc...................               9,100    656,338              2,400    152,100
 Inco, Ltd..................................              13,100    402,825              2,600     92,625
 Ingersoll-Rand Co..........................               8,300    394,250              2,400     92,100
 Inland Steel Industries, Inc...............               3,900     69,713              1,100     28,737
 Intel Corp.................................              63,700  6,079,369             17,800  1,082,463
 Intergraph Corp............................              3,700      40,238 *              800     13,800  *
 International Business Machines Corp.......              42,000  5,229,000             12,400  1,198,150
 International Flavors &  Fragrances, Inc...               8,500    370,813              2,500    127,812
 International Paper Co.....................              23,000    977,500              5,400    205,875
 Interpublic Group of Companies, Inc........               6,000    283,500              1,800     69,075
 James River Corp. of Virginia..............               6,700    185,088 #            1,600     50,400  #
 Jefferson-Pilot Corp.......................               5,450    282,038                850     60,350
 Johnson & Johnson..........................             103,300  5,294,125             14,000  1,212,750
 Johnson Controls, Inc......................               3,100    232,500                700     48,475
 Jostens, Inc...............................               3,200     66,800                800     19,800

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)



                                                    SEPTEMBER 30, 1996                NOVEMBER 30, 1995
                                                     ------------------               -----------------
                                                         (Unaudited)

                                                      SHARES     VALUE+               SHARES     VALUE+
                                                      ------     ------               ------    -------
 K Mart Corp...........................               37,200 $  381,300                9,900   $ 76,725  #
 Kaufman & Broad Home Corp.............                3,100     40,300                  600      7,800
 Kellogg Co............................               16,500  1,136,438                4,600    351,325
 Kerr-McGee Corp.......................                3,800    231,325                1,300     75,238
 Keycorp...............................               18,000    792,000                4,900    180,688
 Kimberly Clark Corp...................               21,742  1,916,014                3,400    261,375
 King World Productions, Inc...........                3,000    110,625 *                600     23,775  *
 Knight Ridder, Inc....................                7,600    281,200                1,100     70,950
 Kroger Co.............................                9,500    425,125 *              2,600     87,100  *
 LSI Logic Corp........................                9,800    227,850 *                  -          -
 Laidlaw, Inc. Class B Non-Voting......               24,200    266,200                5,000     46,250
 Lilly (Eli) & Co......................               42,600  2,747,700                6,000    597,000
 Limited, Inc..........................               20,900    399,713                7,600    135,850
 Lincoln National Corp.................                8,200    359,775                2,200    102,850
 Liz Claiborne, Inc....................                5,600    208,600                1,500     44,063
 Lockheed Martin Corp..................               15,457  1,393,062                4,404    323,144
 Loews Corp............................                9,100    704,113                1,200    184,200
 Longs Drug Stores Corp................                1,700     73,950                  300     11,925
 Loral Corp............................                    -          -                3,700    125,338
 Louisiana Land & Exploration Co.......                2,500    131,563                  600     23,400
 Louisiana-Pacific Corp................                8,300    188,825                2,400     64,800  #
 Lowe's Companies, Inc.................               13,400    547,725                3,600    113,400
 Luby's Cafeterias, Inc................                1,950     46,800                  500     11,000
 Lucas Varity P.L.C. Sponsored ADR.....                4,126    162,461 *                  -          -
 Lucent Technologies, Inc..............                5,000    229,375                    -          -
 MBNA Corp.............................               17,325    602,044                3,200    129,200
 MCI Communications Corp...............               53,300  1,362,481               14,700    392,306
 MGIC Investment Corp..................                4,500    303,188                    -          -
 Mallinckrodt Group, Inc...............                5,700    237,263                1,500     51,188
 Manor Care, Inc.......................                4,800    184,200                1,450     47,306
 Marriott International, Inc...........               10,000    551,250                2,600     96,850
 Marsh & McLennan Companies, Inc.......                5,500    534,188                1,500    130,125
 Masco Corp............................               12,300    369,000                3,500    103,250
 Mattel, Inc...........................               21,452    555,071                4,800    134,400
 May Department Stores Co..............               19,300    938,463                5,400    235,575
 Maytag Corp...........................                8,000    156,000                2,400     48,900
 McDermott International, Inc..........                4,200     91,350                1,300     23,563
 McDonalds Corp........................               54,000  2,558,250 #             15,000    669,375
 McDonnell Douglas Corp................               17,200    903,000                2,300    204,988
 McGraw-Hill Companies, Inc............                7,700    328,213                1,200    100,500
 Mead Corp.............................                4,000    234,500                1,300     74,263
 Medtronic, Inc........................               18,100  1,160,663                5,000    274,375
 Mellon Bank Corp......................               10,450    619,163                3,100    165,850
 Melville Corp.........................                8,000    353,000                2,400     74,700




THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)

                                                      SEPTEMBER 30, 1996               NOVEMBER 30, 1995
                                                      ------------------               -----------------
                                                          (Unaudited)

                                                      SHARES     VALUE+               SHARES     VALUE+
                                                      ------     ------               ------    -------
 Mercantile Stores Co., Inc............                2,900 $  156,600                  600   $ 27,900
 Merck & Co., Inc......................               94,500  6,650,438               26,800  1,658,250
 Meredith Corp.........................                2,300    113,563                  700     27,563
 Merrill Lynch & Co., Inc..............               13,100    859,688                3,700    205,813
 Micron Technology, Inc................               16,100    491,050                4,600    251,850
 Microsoft Corp........................               46,400  6,116,100 *             12,700  1,105,694  *
 Millipore Corp........................                3,500    138,250                  800     29,800
 Minnesota Mining & Manufacturing Co...               32,700  2,284,913                9,000    589,500
 Mobil Corp............................               30,400  3,518,800                8,700    908,063
 Monsanto Co...........................               45,500  1,660,750                2,600    297,700
 Moore Corp., Ltd......................                7,800    143,325                2,300     41,113
 Morgan (J.P.) & Co., Inc..............               14,600  1,297,575                4,100    321,850
 Morgan Stanley Group, Inc.............               11,700    582,075                1,800    155,250
 Morrison Knudsen Corp.................                    -          -                  600      3,600  #
 Morton International, Inc.............               11,300    449,175                3,200    110,800
 Motorola, Inc.........................               46,200  2,385,075               12,800    784,000
 NBD Bancorp, Inc......................                    -          -                3,450    132,394
 Nacco Industries, Inc. Class A........                  600     28,650                  100      5,700
 Nalco Chemical Co.....................                5,300    192,125                1,500     45,938
 National City Corp....................               17,100    720,338                3,200    103,600
 National Semiconductor Corp...........               10,600    213,325 *              2,600     55,575  *
 National Service Industries, Inc......                3,900    136,500                1,000     32,500
 NationsBank Corp......................               23,171  2,012,981                5,824    415,688
 Navistar International Corp...........                5,970     50,745 *              1,450     15,769  *
 New York Times Class A................                7,700    259,875                2,100     61,950
 Newell Co.............................               12,400    372,000                3,400     89,675
 Newmont Mining Corp...................                7,615    359,809                1,723     74,304
 Niagra Mohawk Power Corp..............               11,100     88,800                3,000     29,625
 Nicor, Inc............................                3,900    131,625                  900     22,838
 Nike, Inc. Class B....................               11,200  1,360,800                2,200    127,600
 Noram Energy Corp.....................               10,300    153,213                2,700     21,263
 Nordstrom, Inc........................                6,200    235,988                1,900     74,813
 Norfolk Southern Corp.................                9,700    886,338                2,900    228,375
 Northern States Power Co. MN..........                5,200    242,450                1,300     61,100
 Northern Telecom, Ltd.................               19,900  1,149,225                5,500    222,063
 Northrop Grumman Corp.................                4,400    353,100                1,000     61,500
 Norwest Corp..........................               28,200  1,152,675                6,900    227,700
 Novell, Inc...........................               28,200    311,963 *              8,100    136,181  *
 Nucor Corp............................                6,800    345,100                2,000     99,750
 Nynex Corp............................               33,600  1,461,600                9,200    456,550
 Occidental Petroleum Corp.............               24,600    575,025                7,000    154,875  #
 Ogden Corp............................                    -          -                1,200     25,500
 Ohio Edison Co........................               11,700    226,688                3,300     75,075  #
 Oneok, Inc............................                2,200     60,500                  400      9,400
 Oracle Systems Corp...................               50,975  2,169,623 *              9,450    428,203  *
 Oryx Energy Co........................                8,100    143,775 *              2,100     27,563  *

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)

                                                       SEPTEMBER 30, 1996           NOVEMBER 30, 1995
                                                       ------------------           -----------------
                                                          (Unaudited)

                                                       SHARES     VALUE+            SHARES      VALUE+
                                                       ------     ------            ------     -------
 Outboard Marine Corp...................                    -          -               300  $    6,150
 Owens-Corning Fiberglas Corp...........                4,000 $  147,500 *             900      39,938  *
 PECO Energy Co.........................               17,200    408,500             4,800     139,200
 PNC Bank Corp..........................               26,250    876,094             5,100     149,175  #
 PP &L Resources, Inc...................               12,200    266,875                 -           -
 PPG Industries, Inc....................               14,700    799,313             4,500     204,188
 Paccar, Inc............................                3,060    167,918               760      33,440
 PacifiCorp.............................               22,700    468,188             6,200     121,675  #
 Pacific Enterprises....................                6,300    190,575             2,000      53,500
 Pacific Gas & Electric Co..............               32,100    698,175             9,100     250,250
 Pacific Telesis Group..................               33,000  1,109,625             9,300     279,000
 Pall Corp..............................                8,766    247,640             2,600      70,525
 Panenergy Corp.........................               11,500    398,188                 -           -
 Panhandle Eastern Corp.................                    -          -             3,100      87,963  #
 Parker-Hannifin Corp...................                5,650    237,300             1,500      55,125
 Penney (J.C.) Co., Inc.................               17,400    941,775             4,800     225,000
 Pennzoil Co............................                3,500    185,063             1,000      39,625
 Peoples Energy Corp....................                2,600     88,400               700      21,350
 Pep Boys -- Manny, Moe & Jack..........                4,800    171,000             1,400      37,100
 Pepsico, Inc...........................              121,700  3,438,025            17,100     944,775  #
 Perkin Elmer Corp......................                3,500    202,563             1,100      39,600
 Pfizer, Inc............................               49,700  3,932,513            13,600     788,800
 Pharmacia & Upjohn, Inc................               39,380  1,624,425             5,365     192,469
 Phelps Dodge Corp......................                5,100    327,038             1,600     108,600
 Philip Morris Companies, Inc...........               64,100  5,752,975            18,200   1,597,050
 Phillips Petroleum Co..................               20,300    867,825             5,700     189,525
 Pioneer Hi-Bred International, Inc.....                6,300    381,150             1,800     103,050
 Pitney Bowes, Inc......................               11,500    606,625             3,200     143,200
 Pittston Co. Services Group............                    -          -               700      21,350
 Placer Dome, Inc.......................               18,500    437,063             5,300     131,175
 Polaroid Corp..........................                3,700    162,800               800      36,900
 Potlatch Corp..........................                2,300     89,125               600      24,225
 Praxair, Inc...........................               11,800    507,400             3,000      87,375
 Premark International, Inc.............                    -          -             1,300      66,300
 Price/Costco, Inc......................               15,203    312,612 *           4,165      69,503  *
 Procter & Gamble Co....................               53,416  5,208,060            14,900   1,286,988
 Providian Corp.........................                7,200    309,600             2,200      88,275
 Public Service Enterprise Group, Inc...               18,900    505,575             5,200     154,050
 Pulte Corp.............................                1,900     48,688               700      21,525
 Quaker Oats Co.........................               10,400    380,900             3,000     104,250
 Ralston Purina Group...................                8,100    554,850             2,300     147,200
 Raychem Corp...........................                3,400    255,000               900      46,800
 Raytheon Co............................               18,500  1,029,063             5,600     249,200
 Reebok International, Ltd..............                4,800    166,800             1,600      41,600
 Republic New York Corp.................                4,300    297,238             1,200      75,600
 Reynolds Metals Co.....................                4,900    250,513             1,500      86,625
 Rite Aid Corp..........................                6,400    232,000             1,900      59,375

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)



                                                          SEPTEMBER 30, 1996            NOVEMBER 30, 1995
                                                          ------------------            ---------------------
                                                             (Unaudited)


                                                       SHARES      VALUE+               SHARES      VALUE+
                                                       ------      ------               ------      -------
 Roadway Services, Inc..................                    -          -                   700  $   35,175
 Rockwell International Corp............               16,900  $  952,738                4,800     235,200
 Rohm & Haas Co.........................                5,000     327,500                1,600      96,400
 Rowan Companies, Inc...................                6,700     124,788                2,000      15,000  *
 Royal Dutch Petroleum Co...............               41,700   6,510,413               11,500   1,476,313
 Rubbermaid, Inc........................               11,600     284,200                3,500      96,250
 Russell Corp...........................                3,100      99,975                  700      18,638
 Ryans Family Steak Houses, Inc.........                4,200      31,631 *              1,300       9,669  *
 Ryder System, Inc......................                 6,000    177,750                1,700      40,588  #
 SBC Communications, Inc................                47,500  2,285,938               13,100     707,400
 SCE Corp...............................                    -          -                 9,800     153,125
 Safeco Corp............................                9,700    338,288                 1,400      99,663
 Safety Kleen Corp......................                4,500     74,250                 1,300      18,525
 Saint Jude Medical, Inc................                6,050    244,647  *              1,800      71,213  *
 Saint Paul Companies, Inc..............                6,500    360,750                 1,700      95,200
 Salomon, Inc...........................                8,000    365,000                 2,400      87,300  #
 Santa Fe Energy Resources, Inc.........                7,080    100,890  *              2,100      19,425  *
 Santa Fe Pacific Corp..................               10,054    125,675                 2,803      33,636
 Sara Lee Corp..........................               37,200  1,329,900                10,300     332,175
 Schering-Plough Corp...................               28,400  1,746,600                 8,200     470,475
 Schlumberger, Ltd......................               18,800  1,588,600                 5,100     323,850
 Scientific-Atlanta, Inc................                5,800     92,075                 1,500      23,813
 Scott Paper Co.........................                    -          -                 3,400     194,225
 Seagate Technology, Inc................                8,000    447,000  *                  -           -
 Seagram Co., Ltd.......................               28,800  1,076,400                 8,200     299,300
 Sears, Roebuck & Co....................               30,200  1,351,450                 8,400     330,750
 Service Corp. International............               18,200    550,550                 1,950      79,219
 Shared Medical Systems Corp............                1,900    107,944                   700      30,231
 Shawmut National Corp..................                    -          -                 2,600      97,500
 Sherwin-Williams Co....................                6,500    301,438                 1,800      71,325
 Shoney's, Inc..........................                3,900     35,588  *                700       7,525  *#
 Sigma-Aldrich Corp.....................                3,900    223,031                 1,200      59,250
 Silicon Graphics, Inc..................               12,700    280,988  *              3,500     127,750  *
 Snap-On, Inc...........................                6,300    202,388                 1,000      44,250
 Sonat, Inc.............................                6,700    296,475                 1,700      54,825
 Southern Co............................               51,700  1,169,713                14,400     329,400  #
 Southwest Airlines Co..................               11,100    253,913                 3,200      80,000
 Springs Industries, Inc. Class A.......                1,450     64,525                   600      25,200
 Sprint Corp............................               33,600  1,306,200                 7,400     296,000
 Stanley Works..........................                6,700    188,438                   800      40,500
 Stone Container Corp...................                7,700    120,313                 2,114      33,031
 Stride Rite Corp.......................                3,900     35,100                 1,000       8,750
 Sun Company, Inc.......................                5,800     133,400                1,600      44,400  #
 Sun Microsystems.......................               14,020     870,116 *              2,200     185,350  *
 Suntrust Banks, Inc....................               17,600     721,600                2,600     177,450
 Supervalu, Inc.........................                5,200     143,000                1,600      51,600
 Sysco Corp.............................               13,900     467,388                3,800     116,375

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)

                                                  SEPTEMBER 30, 1996           NOVEMBER 30, 1995
                                                  ------------------           -----------------
                                                      (Unaudited)

                                                  SHARES      VALUE+           SHARES    VALUE+
                                                  ------      ------           ------    -------

 TJX Companies, Inc.................               5,500  $  197,313            1,600  $ 26,600
 TRW, Inc...........................               5,000     465,000            1,300    97,338
 Tandem Computers, Inc..............               9,000      96,750 *          2,400    30,000  *
 Tandy Corp.........................               4,615     186,331            1,515    72,152
 Tektronix, Inc.....................               2,600     106,275              900    48,488
 Tele-Communications, Inc. Class A..              50,400     752,850 *         12,300   228,319  *
 Teledyne, Inc......................                   -           -            1,300    31,525
 Tellabs, Inc.......................               6,800     480,250 *          2,000    79,000  *
 Temple-Inland, Inc.................               4,200     221,550            1,300    58,988
 Tenet Healthcare Corp..............              16,500     367,125 *           4,400   78,650  *
 Tenneco, Inc.......................              13,500     676,688            3,900   187,200
 Texaco, Inc........................              20,400   1,876,800            5,700   421,800
 Texas Instruments, Inc.............              14,700     810,338            4,000   231,500
 Texas Utilities Co.................              17,500     693,438            4,900   188,650
 Textron, Inc.......................               6,400     544,000            2,000   153,250
 Thomas & Betts Corp................               3,300     135,300              400    29,350
 Three COM Corp.....................              13,000     780,813 *              -         -
 Time Warner, Inc...................              30,260   1,168,793            8,360   334,400
 Times Mirror Co. Class A...........               8,100     360,450            2,400    78,000
 Timken Co..........................               2,500      98,125              500    20,188
 Torchmark Corp.....................               5,450     250,019            1,550    65,875
 Toys 'R' Us, Inc...................              21,100     614,538 *          6,000   139,500  *
 Transamerica Corp..................               5,200     363,350            1,400   107,275
 Travelers Group, Inc...............              36,448   1,790,508            6,852   407,694
 Tribune Co.........................               4,700     366,600            1,300    83,850
 Trinova Corp.......................               2,300      72,450              800    24,600
 Tupperware Corp....................               4,700     230,300 *              -         -
 Tyco International, Ltd............              11,900     513,188            3,600   112,950
 UNUM Corp..........................               5,700     365,513            1,700    92,013
 US Bancorp.........................              12,400     489,800            2,150    72,966
 US Healthcare, Inc.................                   -           -            3,600   164,025
 US West, Inc.......................              36,700   1,091,825           10,100   315,625
 US West, Inc. Media Group Class....              36,300     612,563 *         20,200  363,600  *
 USAir Group, Inc...................               4,800      79,200 *          1,400   18,725  *
 USF&G Corp.........................               9,100     168,350            2,300    39,675
 USLIFE Corp........................               2,725      81,750              750    21,656
 UST, Inc...........................              15,200     450,300            4,300   140,288
 USX-Marathon Group, Inc............              22,200     480,075            6,300   115,763
 USX-US Steel Group.................               6,320     180,120            1,620    52,853
 Unicom Corp., Inc..................              16,700     419,588            4,500   144,000
 Unilever NV........................              12,500   1,970,313            3,500   465,063
 Union Camp Corp....................               5,400     263,925            1,400    68,775
 Union Carbide Corp.................              10,200     465,375            3,100   122,838
 Union Electric Co..................               7,800     287,625            2,300    92,288
 Union Pacific Corp.................               19,000  1,391,750 #          4,300  291,325

THE DFA INVESTMENT TRUST COMPANY
THE U.S. LARGE COMPANY SERIES
(CONTINUED)

                                                          SEPTEMBER 30, 1996               NOVEMBER 30, 1995
                                                          ------------------               -----------------
                                                              (Unaudited)

                                                          SHARES      VALUE+             SHARES       VALUE+
                                                          ------      ------             ------       -------


 Unisys Corp................................               13,200  $   80,850 *           3,800     $ 24,700  *
 United Healthcare Corp.....................               14,200     591,075             3,700      232,638
 United States Surgical Corp................                4,900     208,250             1,100       27,638
 United Technologies Corp...................                9,300   1,117,163             2,600      243,750
 Unocal Corp................................               19,100     687,600             5,500      147,813
 VF Corp....................................                4,900     294,613             1,300       67,600
 Varity Corp................................                    -           -             1,000       38,750  *
 Viacom, Inc. Class B.......................               28,534   1,012,957 *           6,221      300,163  *
 WMX Technologies, Inc......................               38,000   1,249,250            10,400      306,800
 Wachovia Corp..............................               12,900     638,550             3,800      171,000
 Wal-Mart Stores, Inc.......................              177,900   4,692,113            49,600    1,190,400
 Walgreen Co................................               19,100     706,700             5,500      160,188
 Warner-Lambert Co..........................               21,000   1,386,000             2,900      258,825
 Wells Fargo & Co...........................                7,399   1,923,740               900      189,225
 Wendy's International, Inc.................                9,700     208,550             2,300       47,438
 Western Atlas, Inc.........................                4,100     255,225 *           1,300       62,238  *
 Westinghouse Electric Corp.................               32,100     597,863             7,900      133,313
 Westvaco Corp..............................                7,750     229,594             2,150       58,856
 Weyerhaeuser Co............................               15,400     710,325             4,500      203,625
 Whirlpool Corp.............................                5,700     288,563             1,500       83,250
 Whitman Corp...............................                8,300     191,938             2,400       52,800
 Williamette Industries, Inc................                4,300     280,575             1,200       72,900
 Williams Companies, Inc....................                7,957     405,807             2,300       96,600  #
 Winn-Dixie Stores, Inc.....................               11,700     408,038             1,600      102,600
 Woolworth Corp.............................               10,300     212,438 *           2,800       42,000  #
 Worldcom, Inc..............................               29,920     643,280 *               -            -
 Worthington Industries, Inc................                6,875     138,789             2,075       40,981
 Wrigley (Wm.) Jr. Co.......................                8,900     536,225             2,600      122,525
 Xerox Corp.................................                25,000  1,340,625 *            2,300     315,388
 Yellow Corp................................                2,300      30,188                800       9,550
 Zurn Industries, Inc.......................                    -           -               200        4,900
                                                                   ----------                     ----------
TOTAL COMMON STOCKS (Cost $299,439,341 and
 $68,158,757, respectively).................                      404,182,897                    $96,600,848
                                                                  -----------                    -----------

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENTS OF OPERATIONS

(AMOUNTS IN THOUSANDS)

                                                          TEN MONTH     YEAR
                                                            ENDED      ENDED
                                                          SEPT. 30,     NOV. 30,
                                                           1996          1995
                                                          -------       -------
                                                          (UNAUDITED)

INVESTMENT INCOME
 Dividends..............................................     $ 3,964    $ 1,944
 Interest...............................................          78         40
 Income From Securities Lending.........................           6          -
                                                             -------    -------

Total Investment Income                                        4,048      1,984
                                                             -------    -------

EXPENSES
 Investment Advisory Services...........................          44         19
 Accounting & Transfer Agent Fees.......................          56         75
 Custodian's Fee........................................          48         29
 Legal Fees.............................................          58          2
 Audit Fees.............................................           6          2
 Shareholders' Reports..................................           3          3
 Trustees' Fees and Expenses............................           1          1
 Other..................................................          10          7
                                                             -------    -------

        Total Expenses                                           226        138

 Less:  Expenses Reimbursed.............................           -       (119)
                                                             -------    -------

 Net Expenses...........................................         226         19
                                                             -------    -------

NET INVESTMENT INCOME                                          3,822      1,965
                                                             -------    -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain on Investment Securities..............         709        172

Change in Unrealized Appreciation (Depreciation)
 of Investment Securities...............................      21,479     21,274
                                                             -------    -------

 NET GAIN ON INVESTMENT SECURITIES......................      22,188     21,446
                                                             -------    -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....     $26,010    $23,411
                                                             =======    =======


    See accompanying Notes to Financial Statements

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(AMOUNTS IN THOUSANDS)


                                                          TEN MONTHS    YEAR       YEAR
                                                            ENDED      ENDED      ENDED
                                                          SEPT. 30,    NOV. 30,   NOV. 30,
                                                            1996       1995       1994
                                                          --------    -------    -------
                                                          (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income.................................    $  3,822    $ 1,965    $ 1,224
  Net Realized Gain (Loss) on  Investment Securities....         709        172        (43)
  Change in Unrealized Appreciation
 (Depreciation) of Investment Securities................      21,479     21,274       (687)
                                                            --------    -------    -------

  Net Increase in Net Assets Resulting from Operations..      26,010     23,411        494
                                                            --------    -------    -------

Distributions From:
  Net Investment Income.................................      (1,215)    (1,886)    (1,252)
  Net Realized Gains....................................        (685)         -        (33)
                                                            --------    -------    -------

  Total Distributions...................................      (1,900)    (1,886)    (1,285)
                                                            --------    -------    -------

Capital Share Transactions (1):
  Shares Issued.........................................      32,324     31,424     16,588
  Shares Issued in Lieu of Cash Distributions...........       1,744      1,585      1,173
  Shares Redeemed.......................................     (10,535)    (6,073)    (6,166)
                                                            --------    -------    -------

  Net Increase from Capital Share Transactions..........      23,533     26,936     11,595
                                                            --------    -------    -------

Transactions in Interest (1):
  Contributions.........................................     283,520          -          -
  Withdrawals...........................................     (23,076)         -          -
                                                            --------    -------    -------
Net Increase from Transactions in Interest                   260,444          -          -
                                                            --------    -------    -------

  Total Increase........................................     308,087     48,461     10,804
NET ASSETS
  Beginning of Period...................................      97,118     48,657     37,853
                                                            --------    -------    -------
  End of Period.........................................    $405,205    $97,118    $48,657
                                                            ========    =======    =======

(1) SHARES ISSUED AND REDEEMED:
  Shares Issued.........................................       2,257      2,738      1,612
  Shares Issued in Lieu of Cash Distributions...........         121        135        114
  Shares Redeemed.......................................        (754)      (484)      (597)
                                                            --------    -------    -------
                                                               1,624      2,389      1,129
                                                            --------    -------    -------

    (1) Capital Share Transaction and Shares Issued and Redeemed are reported through May 31, 1996. Effective June 1, 1996, the Series was reorganized as a partnership.


                See accompanying Notes to Financial Statements

                        THE DFA INVESTMENT TRUST COMPANY

                         THE U.S. LARGE COMPANY SERIES

                             FINANCIAL  HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             TEN MONTHS       YEAR          YEAR        FEB. 8
                                                ENDED        ENDED         ENDED          TO
                                              SEPT. 30,     NOV. 30,      NOV. 30,     NOV. 30,
                                                1996          1995          1994         1993
                                             -----------  ------------  ------------  -----------
                                             (UNAUDITED)

Net Asset Value, Beginning of Period (2)...    $  13.48    $ 10.11       $ 10.27      $  10.00
                                               --------    -------       -------      --------

Income from Investment Operations (2)
-------------------------------------------
  Net Investment Income ...................        0.15       0.30          0.28          0.24
  Net Gains (Losses) on Securities
   (Realized and Unrealized)...............        1.41       3.36         (0.14)         0.26
                                               --------    -------       -------      --------

  Total from Investment Operations.........        1.56       3.66          0.14          0.50
                                               --------    -------       -------      --------


Less Distributions (2)
-------------------------------------------
  Net Investment Income....................       (0.16)     (0.29)        (0.29)        (0.23)
  Net Realized Gains.......................       (0.08)         -         (0.01)            -
                                               --------    -------       -------      --------

  Total Distributions......................       (0.24)     (0.29)        (0.30)        (0.23)
                                               --------    -------       -------      --------


Net Asset Value, End of Period (2).........    $  14.80    $ 13.48       $ 10.11      $  10.27
                                               ========    =======       =======      ========

Total Return (2)...........................     11.60%#      36.77%         1.30%       5.05%#

Net Assets, End of Period (thousands)......    $405,205    $97,118       $48,657      $ 37,853
Ratio of Expenses to Average Net Assets....      0.13%*       0.02%(a)      0.02%(a)    0.02%*(a)
Ratio of Net Investment Income to Average
 Net Assets................................      2.15%*       2.61%(a)      2.83%(a)    2.87%*(a)
Portfolio Turnover Rate....................     11.64%*       2.38%         8.52%      34.36%*
Average Commission Rate (1)................    $ 0.0216        N/A           N/A           N/A
-------------------------------------------------------------------------------------------------

       *Annualized

       #Non-Annualized

   (1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.
   (2) Items calculated through May 31, 1996. Effective June 1, 1996, the Series was reorganized as a partnership, and these items are no longer applicable.
   (a) Had certain reimbursements not been in effect the ratios of expenses to average net assets for the periods ended November 30, 1995, 1994 and 1993 would have been 0.18%, 0.33% and 0.48%, respectively, and the ratios of net investment income to average net assets for the periods ended November 30, 1995, 1994 and 1993, would have been 2.45%, 2.52% and 2.41%, respectively.

                See accompanying Notes to Financial Statements

                        THE DFA INVESTMENT TRUST COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)


       A. ORGANIZATION:

                 The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. At September 30, 1996, The Trust consisted of fifteen investment portfolios: The U.S. 6-10 Small Company Series, The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Small Cap Value Series, The U.S. Large Cap Value Series, The DFA One-Year Fixed Income Series, The DFA Two-Year Corporate Fixed Income Series, The DFA Two-Year Government Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The DFA International Value Series, The Emerging Markets Series and The DFA Two-Year Global Fixed
       Income Series.   At November 30, 1995, The DFA Two-Year Corporate Fixed
       Income Series, The DFA Two-Year Government Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The DFA Two-Year Global Fixed Income Series had not yet commenced operations. These financial statements relate solely to The U.S. Large Company Series (the "Series").

                 On June 1, 1996, the Series was reorganized from an entity taxed as a corporation to an entity taxed as a partnership for income tax purposes. This reorganization was accomplished by an amendment to the organization document of the Series which for income tax purposes was treated as a liquidation of the Series, immediate distribution of its assets to its sole shareholder at May 31, 1996, which was The U.S. Large Company Portfolio (the "Portfolio") and subsequent contribution of those assets from the Portfolio, along with a nominal contribution from the Advisor to this Series to create the partnership.

                 On June 2, 1996, an unrelated investment company contributed assets valued at $225,957,696 to the Series in exchange for a 63.4% interest in the Series. The total net assets of the Series increased to $356,632,854 immediately following this transaction.

                 These transactions are expected to be tax-free events to all parties involved based on rulings obtained from the Internal Revenue Service.

                 For financial reporting purposes, the Series continues to exist and as such, will maintain all of its previous operating history throughout the financial statements.


       B. SIGNIFICANT ACCOUNTING POLICIES:

                 The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

       1. Security Valuation: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the most recent bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of securities for which no quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

       2. Federal Income Taxes: Prior to June 1, 1996, the Series qualified as a regulated investment company and distributed all of its taxable income. Accordingly, no provision for federal taxes was required in the financial statements prior to that time. Effective June 1, 1996, the Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to its Feeder Funds.

       3. Repurchase Agreements: The Series may purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. All repurchase agreements were entered into on September 30, 1996 or November 30, 1995.

       4. Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses directly attributable to a Series are directly charged. Common expenses are allocated using methods determined by the Board of Directors.


       C.                     INVESTMENT ADVISOR:

                 Dimensional Fund Advisors Inc. (the "Advisor") provides investment advisory services to the Series. For the ten months ended September 30, 1996 and the year ended November 30, 1995, the Series' advisory fees were computed daily and paid monthly to the Advisor based on an effective annual rate of 0.025 of 1%.

                 Through November 30, 1995, the Advisor had agreed to bear all of the ordinary operating expenses of the Series except for the advisory fee. Effective December 1, 1995, the Series is obligated to bear all of its expenses including its advisory fee.

                 Certain officers of the Series are also officers, directors and shareholders of the Advisor.


       D.         PURCHASES AND SALES OF SECURITIES:

                 The Series made the following purchases and sales of investment securities (amounts in thousands):


                                 Ten Months            Year
                                   Ended               Ended
                                 Sept. 30,            Nov. 30,
                                   1996                1995
                                ----------          -----------
                                 (Unaudited)

         Purchases...........    $250,332             $26,675
         Sales...............      20,037               1,770

       E.   INVESTMENT TRANSACTIONS:

                 The gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of investment securities was as follows (amounts in thousands):

                                 Ten Months     Year
                                    Ended       Ended
                                  Sept. 30,   Nov. 30,
                                    1996        1995
                                 -----------  ---------
                                 (Unaudited)

Gross Unrealized Appreciation..    $109,728    $28,997
Gross Unrealized Depreciation..      (4,984)      (555)
                                   --------    -------
Net............................    $104,744    $28,442
                                   ========    =======

                 At November 30, 1995, the Series had a capital loss carryover of approximately $172,000 for federal income tax purposes expiring on November 30, 2001.


       F.  COMPONENTS OF NET ASSETS:

                 At November 30, 1995, net assets consisted of (amounts in thousands):


Paid-In Capital........................  $69,255
Undistributed Net Investment Income....       97
Undistributed Net Realized Gain........     (676)
Unrealized Appreciation of Investment
 Securities............................   28,442
                                         -------
                                         $97,118
                                         =======


       G.      SECURITIES LENDING

                 Loans of domestic securities are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers from the Series and the related collateral cash, and indemnification received as follows:

                                           Ten Months      Year
                                           -----------  -----------
                                              Ended        Ended
                                            Sept. 30,    Nov. 30,
                                              1996         1995
                                           -----------  -----------
                                           (Unaudited)

Value of Securities on Loan..............   $3,808,137  $6,064,020

Value of Collateral and Indemnification..    3,884,300   6,262,200

                       REPORT OF INDEPENDENT ACCOUNTANTS



       TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
       THE DFA INVESTMENT TRUST COMPANY:


       We have audited the accompanying statement of net assets of The U.S. Large Company Series of The DFA Investment Trust Company as of November 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all materials respects, the financial position of The U.S. Large Company Series of The DFA Investment Trust Company as of November 30, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


       COOPERS & LYBRAND L.L.P.

       2400 Eleven Penn Center
       Philadelphia, Pennsylvania
       January 19, 1996